Westwood Holdings Group, Inc.
William Blair & Co. Emerging Growth Stock Conference
October 6, 2009
Brian O. Casey
President,
Chief Executive Officer
Susan M. Byrne
Chairman,
Chief Investment Officer
Exhibit 99.1

Forward – Looking Statements
Statements in this presentation that are not purely historical facts, including statements about our expected future financial position, preliminary estimates, results of operations or cash flows, as well as other statements including words such as “anticipate,”
“believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “could,” “goal,” “target,” “designed,” “on track,” “comfortable with,”
“optimistic” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, those set forth below:
•
our ability to identify and successfully market services that appeal to our customers;
•
the significant concentration of our revenues in four of our customers;
•
our relationships with investment consulting firms;
•
our relationships with current and potential customers;
•
our ability to retain qualified personnel;
•
our ability to successfully develop and market new asset classes;
•
our ability to maintain our fee structure in light of competitive fee pressures;
•
competition in the marketplace;
•
downturn in the financial markets;
•
the passage of legislation adversely affecting the financial services industries;
•
interest rates;
•
changes in our effective tax rate;
•
our ability to maintain an effective system of internal controls; and
•
the other risks detailed from time to time in our SEC reports.
Additional factors that could cause our actual results to differ materially from our expectations are discussed under the section entitled “Risk Factors” in our Form 10-K for the year ended December 31, 2008, which together with our other filings can be viewed at
www.sec.gov. You should not unduly rely on these forward-looking statements. Except as required by law, we are not obligated to publicly release any revisions to these forward-looking statements.

Agenda I. Firm Overview II. Investment Process & Products III. Growth Opportunities IV. Financial Highlights V. Summary

Firm Overview

Firm Overview
•
Well-established asset management firm
•
Clear focus on investment management and client service since 1983
•
Strong long-term performance
•
Strict adherence to our process has resulted in strong risk-adjusted returns for our clients
•
Growing asset base
•
$9.5 billion in assets under management as of September 30, 2009*
•
Four-year compound annual growth rate of 20%, compared to -4% for the S&P 500
•
Solid financial condition
•
No debt; strong cash generation; currently maintain over one year’s cash expenses in T-Bills
•
Independent with equity-based incentives
•
Publicly traded company (NYSE:  WHG) since 2002
•
35% of company stock held by senior management, employees and directors
•
Effective tool to attract and retain talented professionals
•
Strong and committed team of professionals
•
Senior members of the firm have worked together for over a decade
•
Client-centered culture
•
Culture of integrity, ethics, solid corporate governance and internal controls

* Preliminary AUM estimate

Westwood History
Westwood Funds
Westwood
Management Corp.
Acquired by
Southwest Securities
(SWS)
Westwood Trust
Westwood Holdings
Group, Inc.
• Registered Investment Advisor
• Institutional focus
1983
1993
1994
1996
2002
SWS Provided:
• Capital
• Autonomy
• Technology
• Distribution
• Distributed by Gabelli
• Sub-advised by Westwood
• Commingled funds
• New product platform
• Spin-off
• Independent public company
WHG Funds 2005
• Targeted to institutional, defined contribution market
• Advised by Westwood; administration by SEI

2008
• Targeted to major institutional plan sponsors
• Advised by Westwood; administration by SEI
WHG Commingled
Funds

Westwood Value Proposition

At our spin-off in July 2002 we said we would:
• Build out our research team
• Expand our product offerings
• Deliver excellent performance for our clients
• Operate the firm in a stockholder-friendly manner
• Increase shareholder value
• Energize our employees

Westwood Results

Since our spin-off in July 2002 we have achieved these results:
• Built out our research team
Developed a talented, team-based research process, adding 22 professionals including 10 CFAs
• Expanded our product offerings
Launched six additional products
• Delivered excellent performance for our clients
• Operated the firm in a stockholder-friendly manner
Declared over $50 million in dividends to stockholders
• Increased shareholder value
Westwood’s market value increased from $75 million at June 2002 to
$248 million at September 30, 2009 – a total return of 274%
compared to 48% for the Russell 2000 Index over the same period.
• Energized our employees
Experienced very low employee turnover
LargeCap, SMidCap, SmallCap, AllCap and Balanced ranked in the top quartile in their peer group for the five-year trailing period as of
June 30, 2009

Westwood Holdings Group, Inc.
Westwood Management
Westwood Trust
WHG Funds

Product Distribution
• Separately managed portfolios
• Subadvisory
• Collective funds
• Targeted consultant
relationships
• Plan sponsor direct marketing
• Enhanced Balanced
TM
asset
allocation model
• Commingled funds
• Separately managed portfolios
• Client referrals
• Third party referral sources
• Local community involvement
• Capped expense ratios
• Institutional share class
• Defined contribution plans
• Other institutions
• A share class
• Mutual fund supermarkets
• DC consultants
• Private Wealth Advisors
• Media

Distribution Channels
Institutional Private Wealth Mutual Funds

Investment Process & Products

Overview of Investment Process
Qualities that Westwood analysts look for in securities:
•
Strong free cash flow characteristics
•
Stable to improving return on equity
•
Improving balance sheet
•
Upside earnings surprise without corresponding change in consensus estimates
Portfolio
Teams
Research
Analysts
• Idea generation
• Proprietary fundamental research
• Make buy & sell recommendations
4 Research
Groups
• Led by senior analysts
• Weekly due diligence meetings to review analyst recommendations
• Approved securities move to list of portfolio candidates
• At least one member from each Research Group
• Weekly meetings to review portfolio and new names
• Makes buy and sell decisions and manages portfolio risk

Peer Group Performance Comparison
Source: eVestment Alliance

Returns for
1 Year
Trailing
Returns for
3 Years
Trailing
Returns for
5 Years
Trailing
Returns for
10 Years
Trailing
Returns for
20 Years
Trailing
LargeCap 76 27 7 33 10
SMidCap 23 1 1 3 N/A
SmallCap 75 41 19 N/A N/A
AllCap 73 50 25 N/A N/A
Balanced 58 30 12 21 12
Percentile Ranking as of June 30, 2009
The eVestment Alliance Universes contain the following number of return sets: LargeCap Value Equity (404), Small-MidCap Value Equity (81), SmallCap Value Equity (230), AllCap
Value Equity (119), and US Balanced/TAA (121).  Past performance does not guarantee future results. Stock market conditions vary from year to year and can result in a decline in market value. This is not an offer or recommendation to buy or sell  a security or an economic sector.  Universe rankings and data set is subject to change.

Past performance is not a guarantee of future returns. Actual account performance attribution may differ from the representative portfolio.
Benchmark Data Source:  © 2009 Mellon Analytical Solutions, LLC.  All Rights Reserved.
S&P Quality Ratings
Russell 1000 Value Index Total Returns
2008 2009 Thru Sept 30
High Quality led in 2008, Low Quality has led in 2009.
A+
A
A-
B+
B
B-
C
A+
A
A-
B+
B
B-
C

200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
No Earnings
FY1 P/E over 37.0x
FY1 P/E 24.5 - 36.6
FY1 P/E 19.9 - 24.4
FY1 P/E 17.1 - 19.9
FY1 P/E 15.4 - 17.1
FY1 P/E 14.2 - 15.4
FY1 P/E 13.2 - 14.2
FY1 P/E 11.5 - 13.2
FY1 P/E 9.5 - 11.4
FY1 P/E Below 9.5x

Companies without earnings and the most expensive stocks
have outperformed since the market bottomed.
Index: Russell 1000 Value
Benchmark Data Source: © 2009 Mellon Analytical Solutions, LLC. All Rights Reserved.
Westwood portfolios consist
of low P/E, high quality
companies
Performance by Price/Earnings Ratio
March 9 through Sept 30, 2009

eA Large Cap Value Equity Universe
Time Period : 2003-2003
Returns
46
45
44
43
42
41
40
39
38
37
36
35
34
33
32
31
30
29
28
27
26
25
24
23
22
21
20
Westwood Management LargeCap Equity
Russell 1000 Value

Firm/Product	VT	RM		Rank
Westwood Management LargeCap Equity	SA	GF	24.82	89
Russell 1000 Value			30.03	52

2003 Calendar Year Performance
Westwood LargeCap lagged in the last low quality rally as well...

Performance provided is gross of management fees. Please see appendix for full performance disclosures.  The disclosures provided are considered an integral part of this presentation.
Past performance is not a guarantee of future returns.

eA Large Cap Value Equity Universe
Benchmark: Russell 1000 Value, Citigroup 3-Month T-Bill
Five Years Ending December-31-2007
Percentile Rank
0%
25%
Median
75%
100%
Returns
Info Ratio
Alpha
Sharpe
Westwood Management LargeCap Equity
Russell 1000 Value

Firm/Product	VT	RM	Returns	Rank	Info Ratio	Rank	Alpha	Rank	Sharpe	Rank
Westwood Management LargeCap Equity	SA	GF	17.52	13	0.64	19	6.54	5	1.86	3
Russell 1000 Value			14.63	51		---	0.00	61	1.04	53

LargeCap Value Portfolio Statistics
Five Years ended December 31, 2007
But Westwood outperformed substantially over the next four years as the recovery matured and risk appetites fell.

Performance provided is gross of management fees. Please see appendix for full performance disclosures. The disclosures provided are considered an integral part of this presentation.
Past performance is not a guarantee of future returns.

Federal Funds rate, NSA (pct.)
Trailing 1-Year Relative Performance LargeCap vs Russell 1000 Value
Fed Funds Rate
Trailing 1 year Relative Performance
Outperformance
Outperformance
Outperformance
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
0.20
0.15
0.10
0.05
0.00
-0.05
-0.10
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

• As interest rates go up, risk appetites decline and capital flows into higher quality securities.
• Fed Funds rate currently at 0% and likely to rise as Fed moves away from quantitative easing.
• Such an environment has historically led to relative outperformance for Westwood.
Data thru 9/30/2009.
Benchmark Data Source: © 2009 Mellon Analytical Solutions, LLC. All Rights Reserved.
Westwood Has Historically Outperformed
in a Rising Rate Environment

Growth Opportunities

Growth Opportunities
• Significant capacity remains in seasoned products
• Subadvisory mandates
o
Access to broad distribution infrastructure
o
Global market access
o
Support partner distribution network vs. building proprietary distribution network
• WHG Funds
o
Three-year track record achieved in four of five funds
o
Organic growth has been strong
o
Asset acquisition opportunities
• Westwood Trust
o
Product development and asset gathering platform
o
Leverage referral sources
• Collective Funds
o
Increasingly popular choice for large defined contribution plan sponsors
o
Select audience, high minimums

Significant Product Capacity Remains

Seasoned Products
(>3 year track record &
>$100 Million in assets)
Assets Under
Management
As of 9/30/09*
Estimated
Maximum Capacity
AUM
Asset Growth
Potential
Product
Inception
LargeCap Value $4.9 billion $25 billion $20.1 billion 1987
SMidCap Value $2.4 billion $3 billion $600 million 1997
SmallCap Value $250 million $1.5 billion $1.3 billion 2004
AllCap Value $160 million $10 billion $9.8 billion 2002
Income Opportunity $275 million $2 billion $1.7 billion 2003
MLP $190 million $1.5 billion $1.3 billion 2003
Total Seasoned $8.2 billion $43 billion $34.8 billion
Unseasoned (R&D) Products
(<3 year track record &
<$100 Million in assets)
MidCap Value $25 million $10 billion $10 billion 2007
LargeCap Enhanced 130/30 $9 million $10 billion $10 billion 2007
Total Unseasoned $34 million $20 billion $20 billion
Total Seasoned & Unseasoned $8.2 billion $63 billion $55 billion
Legacy Products
Balanced / Fixed Income / REIT $510 million N/A N/A 1987 / 1985 / 1995
Note: Table reflects Westwood Management AUM as of 9/30/09 (including Westwood Trust commingled funds); excludes approximately $800 million in
Westwood Trust separately managed accounts, agency assets and subadvised commingled funds
*Preliminary AUM estimate

Seasoned Products & Capacity Available
Estimated Capacity – as of September 30, 2009 ($ millions)

20%
$25,000
80%
$3,000
17%
$1,500
2%
$10,000
14%
$2,000
13%
$1,500
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
LargeCap
Value
SMidCap
Value
SmallCap
Value
AllCap Value Income
Opportunity
MLP
Current  AUM Remaining Capacity

Subadvisory

• Subadvisory opportunities – attractive means for enhanced distribution of scalable products
• Access to established distribution channels
• Generally lower average fee, but high profitability due to low incremental costs
• Current Westwood subadvisory mandates
• UBS Pace
• Wilmington Trust Co.
• Principal Financial
• State Farm
• Goodman Institutional Investors
• RBC Asset Management
• Phoenix Insurance Company
• Pictet Funds
• Delaware Investments – Optimum Funds
• Timothy Plan
• Callan Diversified Alpha
• GAMCO Westwood Funds
• Westwood Trust

☆☆☆☆☆
	☆☆☆☆
	☆☆☆☆☆

$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
WHG Funds Assets ($ millions)
30.0%
15.0%
0.0%
-15.0%
-30.0%
-45.0%
S&P 500 indexed to 0 at 12/31/05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
WHG Funds Assets
S&P 500

WHG Funds

WHG SMidCap (WHGMX)
WHG Income Opportunity (WHGIX)
WHG LargeCap Value (WHGLX)
WHG Balanced (WHGBX) To be rated Q3 2009
WHG SmallCap Value (WHGSX) To be rated Q2 2010
WHG Funds
• Five funds advised by Westwood Management
• Strong asset growth – assets have grown to over $450 million from initial two fund launch in December 2005
• Targeted primarily to institutional and defined contribution markets
Morningstar Ratings
Growth in WHG Funds Assets
Source: Morningstar as of September 29, 2009

William Blair & Company

LAZARD

AXA INVESTMENT MANAGERS

martin currie

Westwood Trust
• Consistent asset growth
– 15% compound annual growth rate of assets over the last five years
•
Enhanced Balanced™
– Asset allocation model – 7 asset classes managed by Westwood Management
4 asset classes managed by subadvisors
– Consultative approach
– Low cost, efficient solution
– Asset gathering platform
– Private Client – “Best Ideas”
• Subadvisors:

International Growth
High Yield
International Value Domestic Growth

Collective Funds
• Designed to accommodate large defined contribution plan sponsors
• Westwood launched a SMidCap collective fund in Q3 2008 for a Fortune 100 client
• Westwood has registered a LargeCap collective fund
• Barriers to entry higher due to cost and administrative complexity
• Less crowded market compared to mutual funds
• Cost and administrative complexity of changing managers or funds may result in longer duration client relationships

Financial Highlights

Growth in Assets Under Management

Quarterly AUM Growth
• From Q1 2004 – Q3 2009, Westwood’s AUM has increased by 145%, or a compound annual growth rate of 18%
• Over this same period, the level of the S&P 500 index has declined by 6%
• Westwood achieved the highest level of net asset inflows in its history in 2008; strong inflows have continued in 2009
AUM Growth in a Challenging Environment

Westwood Holdings Group, Inc.
AUM Organic Growth Rates
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2007
2008
YTD Q2 2009
Annualized
Westwood Management
Westwood Trust
Westwood Holdings Group, Inc.

AUM Organic Growth Rate*
• Average organic growth rate for the period 2007 – 2009 (annualized through Q2 2009)
over 24% vs. peer group average growth rate of 5%**

* Net flows for the period divided by beginning of period assets under management
** Peer group consists of AB, AMG, BEN, BLK, CLMS, CNS, DHIL, EPHC, EV, GBL, IVZ, JNS, PZN, TROW, WDR

Quarterly Revenue ($ millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Q1
Q2
Q3
Q4
2004
2005
2006
2007
2008
2009

Quarterly Cash Earnings ($ millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Q1
Q2
Q3
Q4
2004
2005
2006
2007
2008
2009

Quarterly Dividends Declared per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2002
2003
2004
2005
2006
2007
2008
2009
Q1
Q2
Q3
Q4

Revenue, Earnings and Dividend Growth

Revenue Growth
Dividend Growth
Cash Earnings Growth
• Compound annual growth rate from Q1 2004 – Q2 2009
• Revenue 14%
• Cash earnings 22%
• Performance-based fees
• 2007 $3.0 million
• 2008 $8.7 million
• Dividend yield of 3.5% as of October 1, 2009

Quarterly Fee Revenue - Q1 2004 - Q2 2009
(excluding performance-based fees)
Asset-based Advisory & Trust Fees ($ millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
S&P 500 index to 0 at 3/31/04
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Asset-based fees
S&P 500

Quarterly Revenue Growth

Note: excludes performance fees of $3.0 million, $80,000 and $8.6 million in Q4 2007, Q2 2008 and Q4 2008, respectively
• Excluding performance-based fees, compound annual growth rate of fee revenues from Q1 2004 to Q2 2009 of 14%

250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
-100.0%
Total Return
1-Year Return
3-Year Return
5-Year Return

Top Performer 23.2%
Bottom Performer -77.4%
Top Performer 51.8
Bottom Performer -86.1%
Top Performer 145.1%
Bottom Performer -86.8%
WHG Stock Performance vs. NYSE Listed Companies
as of 6/30/09
1-Year            Percentile 3-Year          Percentile 5-Year           Percentile
WHG 8.7%                    10 157.75%                  1 201.76%                4
Russell 2000 (25.03)%                 45 (26.83)%                 50 (8.10)%                 53
Data excludes 5% tails
Benchmark Data Source: © 2009 Mellon Analytical Solutions, LLC. All Rights Reserved.

DEMARCHE
ASSOCIATES, INC.

Robert F. Marchesi
Chairman

August 26, 2009

Brian O. Casey
President & CEO
WESTWOOD HOLDINGS GROUP INC
200 Crescent Court, Suite 1200
Dallas, TX 75201

Dear Mr. Casey,

I am happy to inform you that **WESTWOOD HOLDINGS GROUP INC** has been recognized as one of the **100 Best** companies in the United States by DeMarche Associates, Inc., one of the leading investment research firms in the nation.

Based on our research and analysis of each company's fundamentals, these 100 organizations are recognized as the **Best Companies** – categorized by industry – for achieving superior performance within the top 3 percent of all major U.S. corporations. Our metrics recognize the key drivers of stock price. Our "Best 100", as a portfolio, typically outperform the overall stock market. This status also recognizes the highly successful management of growth and risk factors to attain consistency in fundamental shareholder value. More information is available on our Web site, www.demarche.com.

Some past winners have elected to announce their award on their Web site and link to a complete list of winners on DeMarche's Web site. This letter will serve as permission to do so if you like. A DeMarche logo is also available upon request.

Again, we congratulate you on being one of the **100 Best** companies in the United States. We are sending notification to relevant publications in your area in the next week. If you have any questions, or would like the complete list of this year's winners, visit us online at www.demarche.com or contact me at (913) 384-4994.

Regards,

Robert F. Marchesi

DeMarche 100 Best Companies in the United States
DeMarche Associates Names
Westwood Holdings Group, Inc.
Among “100 Best” Companies
August 26, 2009
Westwood Holdings Group, Inc. has been named
one of the “100 Best Companies in the United
States” by DeMarche Associates, Inc., a leading
U.S. investment research firm. The award is based
on DeMarche’s proprietary research and
fundamental analysis of more than 3,000 U.S.
corporations in terms of managing growth and risk
factors while maintaining shareholder value.

Summary

Summary of Strategic Objectives
Ongoing Objectives
• Serve clients attentively
• Generate competitive investment performance
• Service consultant relationships
• Leverage referral sources at Westwood Trust
• Increase visibility of WHG stock
Near Term Objectives
• Match manufacturing capability with distribution partners through subadvisory opportunities
• Develop collective fund offerings across multiple products to serve the large defined contribution plan market
• Expand awareness  of WHG Funds with Private Wealth Advisory firms and Defined
Contribution  Consultants
• Cultivate new “R&D” products

Cash Earnings Reconciliation
Cash Earnings Reconciliation
($ thousands)
Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006
GAAP net income $     1,117 $        988 $        685 $        896 $        875 $        937 $        814 $     1,010 $     1,296 $        986 $        921 $     1,305
Add: Restricted stock expense 202 203 426 419 385 415 657 657 639 1,126 1,387 1,348
Add: Stock option expense 62 62 63 62 63 62 63 62 61 61 - 4
Less: Cumulative effect of change in
accounting principle - - - - - - - - (39) - - -
Non-GAAP cash earnings $     1,381 $     1,253 $     1,174 $     1,377 $     1,323 $     1,414 $     1,534 $     1,729 $     1,957 $     2,173 $     2,308 $     2,657
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009
GAAP net income $     1,507 $     1,473 $     1,682 $     3,282 $     1,955 $     1,731 $     1,736 $     5,121 $     1,230 $     1,630
Add: Restricted stock expense 898 1,362 1,537 1,519 1,209 1,942 1,775 1,808 1,483 2,239
Add: Stock option expense - - - - - - - - - -
Less: Cumulative effect of change in
accounting principle - - - - - - - - - -
Non-GAAP cash earnings $     2,405 $     2,835 $     3,219 $     4,801 $     3,164 $     3,673 $     3,511 $     6,929 $     2,713 $     3,869

Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). Past performance is no guarantee of future results.

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

LargeCap Disclosure Information
Benchmark Data Source: © 2009 Mellon Analytical Solutions, LLC. All Rights Reserved.
Year
Gross-
of-Fees
Return
Net-of-
Fees
Return
Russell
1000
Value S&P 500
Number
of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Percentage
of Non-Fee
Paying
Portfolios
Total
Firm
Assets
2Q09 12.7% 12.6% 16.7% 15.9% 40 0.2 $3,468.7 46.4% 0.0% $7,480.2
2008 -32.4% -32.7% -36.9% -37.0% 36 0.3 $3,142.0 48.1% 0.0% $6,538.0
2007 13.3% 12.9% -0.2% 5.5% 34 0.3 $2,921.7 41.1% 0.0% $7,113.2
2006 19.9% 19.5% 22.3% 15.8% 32 0.1 $2,368.8 43.4% 0.0% $5,455.9
2005 15.8% 15.3% 7.1% 4.9% 32 0.3 $2,656.2 57.7% 0.0% $4,606.5
2004 14.2% 13.7% 16.5% 10.9% 39 0.3 $2,572.6 67.7% 0.0% $3,797.6
2003 24.8% 24.3% 30.0% 28.7% 42 0.5 $2,341.3 61.4% 0.0% $3,815.3
2002 -15.7% -16.1% -15.5% -22.1% 38 0.5 $1,822.5 45.4% 0.0% $4,014.6
2001 -8.2% -8.6% -5.6% -11.9% 35 0.4 $1,880.7 46.8% 0.0% $4,022.9
2000 13.5% 13.0% 7.0% -9.2% 33 0.6 $1,637.3 46.1% 0.0% $3,551.7
1999 13.8% 13.3%
7.4% 21.1%
26 1.6 $1,111.4 48.0% 0.0% $2,314.8
PERFORMANCE RESULTS:  LARGECAP EQUITY COMPOSITE
January 1, 1999 through June 30, 2009
Reporting Currency: USD Creation Date: January 1994
The LargeCap composite includes all taxable and tax-exempt, fee-paying fully discretionary accounts invested primarily in equity securities with market capitalizations above $7.5 billion and having comparable objectives.
The minimum portfolio size for inclusion in the LargeCap Composite is $5 million beginning 1/1/06.
The standard fee schedule for LargeCap Equity is 0.75% on the first $25 million, negotiable thereafter.
Westwood Management Corp. has been verified for the periods January 1, 1995 through December 31, 2008 by
Pricewaterhouse Coopers LLP. A copy of the verification report is available upon request.
LARGECAP EQUITY LARGECAP EQUITY
COMPOSITE RETURNS COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
S&P
500
Gross of
Fees
Net of
Fees
S&P
500
ANNUALIZED RETURNS CALENDAR YEAR RETURNS
1 Year -29.1% -29.3
%
-29.0
%
-26.2
%
2008 (32.4) % (32.7)
%
-36.9
%
-37.0
%
2 Years -18.2% -18.4
%
-24.1
%
-19.9
%
2007 13.3% 12.9
%
-0.2
%
5.5
%
3 Years -6.4% -6.7% -11.1% -8.2% 2006 19.9% 19.5% 22.3% 15.8%
4 Years -0.7% -1.1
%
-5.8
%
-4.3
%
2005 15.8% 15.3
%
7.1
%
4.9
%
5 Years 2.4% 2.0% -2.1% -2.2% 2004 14.2% 13.7% 16.5% 10.9%
6 Years 5.2% 4.7
%
1.4
%
1.0
%
2003 24.8% 24.3
%
30.0
%
28.7
%
7 Years 3.6% 3.2% 1.1% 0.9% 2002 (15.7) % (16.1) % -15.5% -22.1%
8 Years 2.0% 1.6
%
-0.3
%
-1.7
%
2001 (8.2) % (8.7)
%
-5.6
%
-11.9
%
9 Years 2.2% 1.7% 0.9% -3.2% 2000 13.5% 13.1% 7.0% -9.1%
10 Years 2.5% 2.1
%
-0.2
%
-2.2
%
1999 13.8% 13.3
%
7.4
%
21.0
%
11 Years 4.4% 3.9% 1.3% -0.2% 1998 21.5% 20.6% 15.6% 28.6%
12 Years 5.8% 5.3
%
3.3
%
2.1
%
1997 33.6% 32.7
%
35.2
%
33.4
%
13 Years 7.9% 7.4
%
5.3
%
4.3
%
1996 27.8% 26.9
%
21.6
%
23.0
%
14 Years 9.6% 9.1
%
6.6
%
5.7
%
1995 40.5% 39.3
%
38.4
%
37.6
%
15 Years 10.5% 9.9
%
7.5
%
6.9
%
1994 4.2% 3.5
%
-2.0
%
1.3
%
16 Years 10.7% 10.1% 7.1% 6.6% 1993 19.2% 18.5% 18.1% 10.1%
17 Years 11.2% 10.5
%
7.9
%
7.0
%
1992 9.0% 8.3
%
13.8
%
7.6
%
18 Years 10.9% 10.3% 8.4% 7.3% 1991 24.7% 23.9% 24.6% 30.5%
19 Years 10.4% 9.7
%
8.2
%
7.3
%
1990 (9.2) % (10.0)
%
-8.1
%
-3.1
%
20 Years 10.5% 9.9% 8.1% 7.8% 1989 32.5% 31.7% 25.2% 31.7%
21 Years 10.8% 10.1
%
8.7
%
8.3
%
1988 16.6% 15.7
%
23.2
%
16.6
%
22 Years 10.3% 9.6% 8.2% 7.6% 1987 7.8% 6.9% 0.5% 5.3%
Since Inception
(1/1/87) 11.1% 10.4% 8.9% 8.6%
Russell 1000
Value
Russell
1000 Value

Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). Past performance is no guarantee of future results.

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.
The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

SMidCap Disclosure Information
Benchmark Data Source: © 2009 Mellon Analytical Solutions, LLC. All Rights Reserved.
SMIDCAP EQUITY
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
Russell
2500
Russell
2500
Value
ANNUALIZED RETURNS
1 Year (19.4) % (19.9) % (26.7) % (26.2) %
2 Years (12.4) % (12.9) % (20.7) % (23.1) %
3 Years 0.4% (0.2) % (9.3) % (11.2) %
4 Years 4.5% 3.9% (4.1) % (5.8) %
5 Years 9.3% 8.7% (0.9) % (1.6) %
6 Years 12.5% 11.9% 4.0% 3.6%
7 Years 10.6% 10.1% 3.6% 3.0%
8 Years 9.7% 9.2% 2.1% 3.5%
9 Years 9.5% 9.0% 2.2% 5.7%
10 Years 10.4% 9.9% 3.7% 5.0%
11 Years 10.0% 9.5% 3.8% 4.4%
12 Years 11.9% 11.4% 4.9% 5.8%
Since Inception
(7/1/97) 11.9% 11.4% 4.9% 5.8%
CALENDAR YEARS
2008 (26.4) % (26.7) % (36.8) % (32.0) %
2007 12.3% 11.7% 1.4% (7.3) %
2006 22.2% 21.6% 16.2% 20.2%
2005 20.8% 20.5% 8.1% 7.7%
2004 28.1% 27.6% 18.3% 21.6%
2003 34.1% 33.6% 45.5% 44.9%
2002 1.2% 0.7% (17.8) % (9.9) %
2001 (10.8) % (11.1) % 1.2% 9.7%
2000 7.4% 7.0% 4.3% 20.8%
1999 30.1% 29.7% 24.2% 1.5%
1998 13.7% 13.0% 0.4% (1.9) %
Year
Gross of
Fees
Return
Net of
Fees
Return
Russell
2500
Russell
2500 Value
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Percentage
of Non-Fee
Paying
Portfolios
Total
Firm
Assets
2Q09 17.2% 17.1% 20.3% 18.8% 17 0.1 $1,085.4 14.5% 0.0% $7,480.2
2008 -26.4% -26.7% -36.8% -32.0% 16 0.2 $917.4 14.0% 0.0% $6,538.0
2007 12.3% 11.7% 1.4% -7.3% 14 0.3 $1,091.2 15.3% 0.0% $7,113.2
2006 22.2% 21.6% 16.2% 20.2% 9 0.2 $784.5 14.4% 0.0% $5,455.9
2005 20.8% 20.5% 8.1% 7.7% 4 0.1 $554.9 12.0% 0.0% $4,606.5
2004 28.1% 27.6% 18.3% 21.6% 2 0.1 $77.9 2.1% 0.0% $3,797.6
2003 34.1% 33.6% 45.5% 44.9% 2 0.3 $50.5 1.3% 0.0% $3,815.3
2002 1.2% 0.7% -17.8% -9.9% 2 0.1 $32.7 0.8% 0.0% $4,014.6
2001 -10.8% -11.1% 1.2% 9.7% 2 1.4 $31.8 0.8% 0.0% $4,022.9
2000 7.4% 7.0% 4.3% 20.8% 2 0.2 $35.9 1.0% 0.0% $3,551.7
1999 30.1% 29.7% 24.2% 1.5% 2 0.5 $37.3 1.6% 0.0% $2,314.8
PERFORMANCE RESULTS: SMIDCAP COMPOSITE
January 1, 1998 through June 30, 2009
Reporting Currency: USD Creation Date: July 1997
The SMidCap Composite consists of tax-exempt and taxable, fee-paying fully discretionary accounts invested primarily in equity securities with market capitalizations between $500 million and $8.0 billion and having comparable objectives.
The minimum portfolio size for inclusion in the SMidCap Composite is $5 million beginning 1/1/06.
The standard fee schedule for the SMidCap product is 0.85% on the first $25 million, negotiable thereafter.
Westwood Management has been verified for the periods January 1, 1995 through December 31, 2008
Pricewaterhouse Coopers LLP. A copy of the verification report is available upon request.

Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). Past performance is no guarantee of future results.

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

SmallCap Value Disclosure Information
Benchmark Data Source: © 2009 Mellon Analytical Solutions, LLC. All Rights Reserved.
Year
Gross
of Fees
Return
Net of
Fees
Return
Russell
2000 Value
Number of
Portfolios Dispersion
Total Assets Percentage
at End of
Period
of Firm
Assets
Percentage
of Non-Fee
Paying
Portfolios
Total Firm
Assets
2Q09 14.6% 14.4% 18.0% 10 0.4 $205.4 2.7% 0.0% $7,480.2
2008 -31.0% -31.4% -28.9% 9 0.4 $177.2 2.7% 0.0% $6,538.0
2007 3.6% 3.2% -9.8% 5 0.9 $134.5 1.9% 0.0% $7,113.2
2006 24.1% 23.7% 23.5% 4 0.2 $125.7 2.3% 0.0% $5,455.9
2005 10.5% 10.1% 4.7% 3 0.5 $38.0 0.8% 0.0% $4,606.5
2004 28.4% 28.1% 22.3% 3 0.3 $37.7 1.0% 0.0% $3,797.6
PERFORMANCE RESULTS: SMALLCAP VALUE COMPOSITE
January 1, 2004 through June 30, 2009
Reporting Currency: USD Creation Date: January 2004
SMALLCAP VALUE
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
Russell
2000 Value
ANNUALIZED RETURNS
1 Year (28.0) % (28.5) % (25.2)
2 Years (20.4) % (20.9) % (23.5)
3 Years (7.8) % (8.3) % (12.1)
4 Years (0.9) % (1.4) % (6.1)
5 Years 2.6% 2.2% (2.3)
Since Inception
(1/1/04) 4.1% 3.7% (0.7)
CALENDAR YEARS
2008 (31.0) % (31.4) % (28.9)
2007 3.6% 3.2% (9.8)
2006 24.1% 23.7% 23.5
2005 10.5% 10.1% 4.7
2004 28.4% 28.1% 22.3
The SmallCap Value composite consists of taxable and tax-exempt, fee-paying fully discretionary accounts whose main objective is to invest primarily in equity securities with market capitalizations between $100 million and $2.5 billion and having comparable objectives.
The minimum portfolio size for inclusion in the SmallCap Value Composite is $5 million beginning 1/1/06.
The standard fee schedule for the SmallCap Value product is 1.00% on the first $10 million, negotiable thereafter.
Westwood Management Corp. has been verified for the periods January 1, 1995 through December 31, 2008 by
Pricewaterhouse Coopers LLP. A copy of the verification report is available upon request.

Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). Past performance is no guarantee of future results.

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

AllCap Value Disclosure Information
Benchmark Data Source: © 2009 Mellon Analytical Solutions, LLC. All Rights Reserved.
Year
Gross
of Fees
Return
Net of
Fees
Return
Russell
3000
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets Total Firm Assets
2Q09 14.0% 14.0% 16.8% 2 0.00 $32.0 0.4% $7,480.2
2008 -34.4% -34.9% -37.3% 1 0.00 $16.8 0.3% $6,538.0
2007 11.5% 11.0% 5.1% 3 0.00 $39.0 0.5% $7,113.2
2006 20.0% 19.5% 15.7% 1 0.00 $18.5 0.3% $5,455.9
2005 16.0% 15.7% 6.1% 1 0.00 $12.5 0.3% $4,606.5
2004 19.5% 19.3% 12.0% 1 0.00 $2.5 0.1% $3,797.6
2003 28.6% 28.4% 31.1% 1 0.00 $96.8 2.5% $3,815.3
2002¹
-12.9% -13.0% -10.6% 1 0.00 $63.3 1.6% $4,014.6
PERFORMANCE RESULTS: ALLCAP VALUE COMPOSITE
July 1, 2002 through June 30, 2009
Reporting Currency: USD Creation Date: August 2002
ALLCAP VALUE
COMPOSITE RETURNS
Gross of
Fees
Net of
Fees Russell 3000
ANNUALIZED RETURNS
1 Year (28.2) % (28.7) % (26.6) %
2 Years (18.9) % (19.3) % (19.9) %
3 Years (6.6) % (7.1) % (8.4) %
4 Years (0.9) % (1.3) % (4.2) %
5 Years 3.0% 2.6% (1.8) %
6 Years 6.0% 5.6% 1.6%
7 Years 4.7% 4.3% 1.5%
Since Inception
(7/1/02) 4.7% 4.3% 1.5%
CALENDAR YEARS
2008 (34.4) % (34.9) % (37.3) %
2007 11.5% 11.0% 5.1%
2006 20.0% 19.5% 15.7%
2005 16.0% 15.7% 6.1%
2004 19.5% 19.3% 12.0%
2003 28.6% 28.4% 31.1%
2002¹
(12.9) % (13.0) % (10.6) %
The AllCap Value Composite includes all taxable and tax-exempt, fee-paying fully discretionary accounts generally invested in equity securities with market capitalizations greater than $100 million at time of purchase and having comparable objectives.
The minimum portfolio size for inclusion in the AllCap Value Composite is $5 million beginning 1/1/06.
The standard AllCap Value fee schedule is 0.80% on the first $10 million, negotiable thereafter.
Westwood Management has been verified for the periods January 1, 1995 through December 31, 2008 by
Pricewaterhouse Coopers LLP. A copy of the verification report is available upon request.
Inception Date 7/1/02
Inception Date 7/1/02
1.
1.

Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). Past performance is no guarantee of future results.

Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (NYSE: WHG).

A complete list and description of the firm's composites and historical performance records are available upon request.

The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date. Monthly returns are asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.

The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.

Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.

Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.

Westwood Management is in compliance with GIPS® standards since January 1, 1993.

Balanced Disclosure Information
Benchmark Data Source: © 2009 Mellon Analytical Solutions, LLC. All Rights Reserved.
Year
Gross of
Fees
Return
Net of
Fees
Return
60% S&P
500/40%
BCG/C
Number of
Portfolios Dispersion
Total Assets
at End of
Period
Percentage
of Firm
Assets
Total Firm
Assets
2Q09 8.4% 8.3% 10.2% 2 0.0 $28.1 0.4% $7,480.2
2008 -18.5% -19.0% -21.9% 2 0.1 $28.9 0.4% $6,538.0
2007 10.8% 10.1% 6.3% 3 0.2 $65.0 0.9% $7,113.2
2006 13.4% 12.7% 10.9% 3 0.2 $57.6 1.1% $5,455.9
2005 10.9% 10.2% 4.0% 3 0.2 $49.5 1.1% $4,606.5
2004 9.4% 8.8% 8.2% 4 0.1 $73.5 1.9% $3,797.6
2003 16.1% 15.3% 18.8% 3 0.2 $48.5 1.3% $3,815.3
2002 -4.8% -5.4% -9.5% 5 0.5 $87.0 2.2% $4,014.6
2001 -1.1% -1.7% -3.7% 6 0.3 $164.1 4.1% $4,022.9
2000 13.3% 12.4% -1.0% 5 0.2 $100.8 2.8% $3,551.7
1999 7.6% 7.0% 11.5% 6 0.5 $96.8 4.2% $2,314.8
Creation Date: January 1994 Reporting Currency: USD
PERFORMANCE RESULTS:  BALANCED COMPOSITE
January 1, 1999 through June 30, 2009
BALANCED BALANCED
COMPOSITE RETURNS COMPOSITE RETURNS
Gross of
Fees
Net of
Fees
60% S&P500 /
40% BCG/C
Gross of
Fees
Net of
Fees
60%
S&P500 /
ANNUALIZED RETURNS CALENDAR YEARS
1 Year -16.1% -16.6% -14.2% 2008 -18.5% -19.0% -21.9%
2 Years -8.3% -8.8% -9.8% 2007 10.8% 10.1% 6.3%
3 Years -1.2% -1.8% -2.3% 2006 13.4% 12.7% 10.9%
4 Years 1.8% 1.2% -0.6% 2005 10.9% 10.2% 4.0%
5 Years 3.8% 3.2% 0.8% 2004 9.4% 8.8% 8.3%
6 Years 4.9% 4.3% 2.4% 2003 16.1% 15.3% 18.8%
7 Years 4.5% 3.9% 2.9% 2002 -4.8% -5.4% -9.5%
8 Years 3.8% 3.2% 1.5% 2001 -1.1% -1.7% -3.7%
9 Years 4.1% 3.5% 0.8% 2000 13.3% 12.4% -0.9%
10 Years 4.3% 3.7% 1.3% 1999 7.6% 7.0% 11.4%
11 Years 5.2% 4.6% 2.5% 1998 14.0% 13.2% 21.4%
12 Years 6.1% 5.5% 4.0% 1997 23.6% 22.8% 23.7%
13 Years 7.4% 6.7% 5.4% 1996 17.5% 16.8% 14.7%
14 Years 8.4% 7.7% 6.2% 1995 30.5% 29.4% 30.0%
15 Years 9.0% 8.4% 7.1% 1994 0.3% -0.2% -0.6%
16 Years 8.8% 8.2% 6.7% 1993 15.7% 14.8% 10.5%
17 Years 9.2% 8.6% 7.1% 1992 8.0% 7.5% 7.7%
18 Years 9.4% 8.7% 7.4% 1991 23.2% 22.6% 24.8%
19 Years 9.3% 8.7% 7.5% 1990 1.1% 0.5% 1.6%
20 Years 9.3% 8.7% 7.8% 1989 24.7% 24.1% 24.6%
21 Years 9.7% 9.0% 8.2% 1988 15.9% 15.2% 13.0%
22 Years 9.4% 8.7% 7.8% 1987 8.0% 7.5% 5.5%
Since Inception
(1/1/87) 10.0% 9.4% 8.3%
The SmallCap Value composite consists of taxable and tax-exempt, fee-paying fully discretionary accounts whose main objective is to invest primarily in equity securities with market capitalizations between $100 million and $2.5 billion and having comparable objectives.
The minimum portfolio size for inclusion in the SmallCap Value Composite is $5 million beginning 1/1/06.
The standard fee schedule for the SmallCap Value product is 1.00% on the first $10 million, negotiable thereafter.
Westwood Management Corp. has been verified for the periods January 1, 1995 through
December 31, 2008 by Pricewaterhouse Coopers LLP. A copy of the verification report is available upon request.

Morningstar© Disclaimer
© 2009 Morningstar, Inc.  All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither
Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.  For each fund with at least a three year history, Morningstar calculates a Morningstar
Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next
22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year Morningstar Ratings metric. As of 8/31/2009, WHGMX was rated among
383 Mid Cap Blend funds in the last three years and received an overall Morningstar Rating of 5 stars; WHGLX was rated among 1148 Large
Cap Value funds in the last three years and received an overall Morningstar Rating of 5 stars; WHGIX was rated among 492 Conservative
Allocation funds in the last three years and received an overall Morningstar Rating of 4 stars.

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